Income Taxes (Components of Income Tax Expense) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes
Current, federal	$ 451	$ (420)	$ 307
Deferred - net, federal	2,256	2,555	(2,105)
Total federal income tax	2,707	2,135	(1,798)
Current, state, local and foreign	702	23	141
Deferred - net, state, local and foreign	(509)	374	495
Total state, local and foreign income tax	193	397	636
Total	$ 2,900	$ 2,532	$ (1,162)